UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 1, 2007

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 1, 2007 the Board of Directors appointed Morris Silverman as Chief Financial Officer of the Company.   Mr. Silverman is Chairman of the Board of Directors of the Company.    No employment agreement or any other plan, contract or arrangement has been entered into regarding the terms of Mr. Silverman’s engagement as Chief Financial Officer.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date:  October 3, 2007

/s/ Frederic H. Neikrug

Frederic H. Neikrug,

President

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